UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549


                                FORM 8-K

                             CURRENT REPORT

                 Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934

                              May 10, 2011
            ------------------------------------------------
            Date of Report (Date of earliest event reported)

                                Con-way Inc.
         ------------------------------------------------------
         (Exact name of registrant as specified in its charter)

         Delaware               1-5046              94-1444798
         ----------             ------              ----------
        (State or other        (Commission         (IRS Employer
        jurisdiction of        File Number)        Identification
        incorporation)                                 Number)

             2211 Old Earhart Road, Ann Arbor, MI 48105
      -----------------------------------------------------------
                (Address of principal executive offices)
                               (zip code)

          Registrant's telephone number, including area code:
                             (734) 994-6600


-----------------------------------------------------------------------
     (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

At its Annual Meeting of Shareholders held on May 10, 2011, Con-way Inc. submitted the following matters to a vote of security holders:


1.   Election of eleven Directors for a one-year term:



                      Number of Shares    Number of      Number of    Broker
                         Voted For      Shares Against  Abstentions  Non-Vote

 John J. Anton           50,274,361      1,016,188       648,346     1,281,519

 William R. Corbin       50,381,346        949,122       608,429     1,281,519

 Robert Jaunich II       47,601,692      3,774,459       562,744     1,281,519

 W. Keith Kennedy, Jr.   47,396,399      3,992,543       549,953     1,281,519

 Michael J. Murray       46,499,430      4,832,848       606,618     1,281,519

 Edith R. Perez          50,287,076      1,081,934       569,886     1,281,519

 John C. Pope            47,790,830      3,574,853       573,212     1,281,519

 William J. Schroeder    45,389,431      5,946,595       602,870     1,281,519

 Douglas W. Stotlar      50,309,201      1,281,299       348,396     1,281,519

 Peter W. Stott          49,363,703      1,952,639       622,553     1,281,519

 Chelsea C. White III    49,394,871      2,016,104       527,921     1,281,519



2. A proposal to approve the Con-way Inc. Amended and Restated 2006 Equity and Incentive Plan:

         FOR             AGAINST          ABSTAIN          BROKER
                                                          NON-VOTE

      49,156,097        2,551,790         231,009         1,281,519


3. A proposal to approve the Company's executive compensation, on a non-binding advisory basis:

          FOR             AGAINST         ABSTAIN          BROKER
                                                          NON-VOTE

      44,522,623        7,070,449         345,824         1,281,519


4. A proposal to recommend, on a non-binding advisory basis, the frequency of future advisory votes on executive compensation:

     ONE YEAR     TWO YEARS      THREE YEARS    ABSTAIN      BROKER
                                                            NON-VOTE

    47,509,477     376,671        3,753,107     299,640    1,281,519


5. A proposal to ratify the appointment of KPMG LLP as Con-way Inc.'s independent auditors for the year ending December 31, 2011:

             FOR               AGAINST          ABSTAIN

           51,869,917        1,019,320          331,176




                         SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         Con-way Inc.
                        ------------
                        (Registrant)

May 11, 2011            /s/ Stephen K. Krull
                        --------------------------
                        Steven K. Krull
                        Executive Vice President, General Counsel
                        & Secretary